UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Novmeber 10, 2015

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7432 E. Tierra Buena Lane, Suite 102 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 659-6007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to CFO Agreement

Effective December 1, 2015, the Registrant entered into Amendment No. 3 to the Non-Employee Interim Chief Financial Officer Engagement Agreement with Kathleen Hanrahan.

The amendment extended the term of Ms. Hanrahan’s engagement agreement from December 1, 2015 through the earlier of hiring a full-time executive to fulfill this role, or March 31, 2016. Further, the engagement agreement provides for compensation to Ms. Hanrahan of up to 210,000 shares of our common stock, which shall be issued as follows; (i) 70,000 shares immediately upon the execution of the amendment, (ii) the remaining balance at the end of the term of the agreement (March 31, 2016), or until such time as the Registrant hires a full-time replacement chief financial officer. Any shares earned during the term will be pro-rated based upon 35,000 shares per month. The value of such shares shall be set at the closing price of the Registrant’s common stock on the last trading day immediately before issuance of the shares. Further, the Registrant shall continue to pay Ms. Hanrahan a base monthly retainer of $3,000.

A copy of the amendment to Ms. Hanrahan’s agreement is attached hereto as Exhibit 10.1.

Item 3.02 Sales of Unregistered Securities

On November 10, 2015, the Registrant authorized the issuance of 333,333 shares of common stock to Uptick Capital LLC for the first month of services due under their consulting agreement.

On November 18, 2015, the Registrant issued and sold an additional Senior Secured Debenture for $25,000 and issued 25,000 Class C warrants to purchase shares of common stock for five years at $0.10 per share to its CEO/President, C. Stephen Cochennet. A copy of Mr. Cochennet’s senior secured debenture is attached hereto as Exhibit 10.2.

On November 30, 2015, 70,000 shares of common stock vested pursuant to the terms of the agreement with the Registrant’s Interim CFO (Kathleen Hanrahan).  These shares are in the process of being issued.

On December 1, 2015, the Registrant authorized 4,667,395 shares for payment of interest to debenture holders for interest through December 1, 2015.

On December 1, 2015, 70,000 shares of common stock became issuable pursuant to the terms of the amendment to the agreement with the Registrant’s Interim CFO (Kathleen Hanrahan) discussed in Item 1.01 above.  These shares are in the process of being issued.

On December 1, 2015, the Registrant issued and sold an additional Senior Secured Debenture for $100,000 and issued 100,000 Class C warrants to purchase shares of common stock for five years at $0.10 per share to its CEO/President, C. Stephen Cochennet. A copy of Mr. Cochennet’s senior secured debenture is attached hereto as Exhibit 10.3.

On December 8, 2015, a debenture holder converted $100,000 in principal amount of its debenture to 1,333,334 shares common stock, the Registrant authorized the issuance of 5,730 restricted shares of common stock for interest associated with the principal amount of the debenture being converted.  As a result of the conversion, the holder’s currently issued warrants automatically increased by an additional 100,000 warrants.

On December 10, 2015, the Registrant authorized the issuance of 266,666 shares of common stock to Uptick Capital LLC for the second month of services due under their consulting agreement.

On December 16, 2015, the Registrant issued and sold an additional Senior Secured Debenture for $40,000 and issued 40,000 Class C warrants to purchase shares of common stock for five years at $0.10 per share to its CEO/President, C. Stephen Cochennet. A copy of Mr. Cochennet’s senior secured debenture is attached hereto as Exhibit 10.4.

On January 4, 2015, the Registrant authorized the issuance of 3,753,333 shares of common stock to six employees of the Registrant’s wholly-owned operating subsidiary, which vested as of January 1, 2016.

On January 4, 2015, the Registrant authorized the issuance of 1,133,333 shares of common stock to an employee under the Guardian 8 Holdings Stock Incentive Plan.

On January 4, 2015, the Registrant authorized the issuance of 3,747,273 shares of common stock to C. Stephen Cochennet, its CEO/president, in exchange for $187,500.06 in accrued and unpaid salary payable to Mr. Cochennet for the period from April 15, 2015 through December 31, 2015.

On January 7, 2016, the Registrant issued and sold an additional Senior Secured Debenture for $10,000 and issued 10,000 Class C warrants to purchase shares of common stock for five years at $0.10 per share to its CEO/President, C. Stephen Cochennet. A copy of Mr. Cochennet’s senior secured debenture is attached hereto as Exhibit 10.5.

All of the above-described issuances and exercises were exempt from registration pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the following disclosure is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Effective January 19, 2015, the Registrant prepared a presentation disclosing certain information about the Registrant and its wholly owned operating subsidiary. A copy of the presentation is attached hereto as Exhibit 99.1. The Registrant plans to utilize the presentation upcoming presentations in the future.

The presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

Item 8.01 Other Information.

On January 6, 2016, we issued a press release disclosing 2015 increases in year over year sales. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1 †	Hanrahan Amendment No. 3 to Interim CFO Agreement dated December 1, 2015
10.2	Senior Secured Debenture ($25,000) C. Stephen Cochennet dated November 18, 2015
10.3	Senior Secured Debenture ($100,000) C. Stephen Cochennet dated December 1, 2015
10.4	Senior Secured Debenture ($40,000) C. Stephen Cochennet dated December 16, 2015
10.5	Senior Secured Debenture ($10,000) C. Stephen Cochennet dated January 7, 2016
99.1	Presentation as of January 6, 2016
99.2	Increase in sales press release dated January 6, 2016
† Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer

Date: January 8, 2016